Exhibit 10.1

FIRST OMNIBUS AMENDMENT
THIS FIRST OMNIBUS AMENDMENT (this “Amendment”), dated as of February 14, 2020, by and between MORGAN STANLEY BANK, N.A. (“Buyer”), MS LOAN NT-I, LLC, (“NT-I”) MS LOAN NT-II, LLC, (“NT-II”) CLNC CREDIT 1, LLC, (“Credit 1”) CLNC CREDIT 2, LLC, (“Credit 2”) CLNC CREDIT 1UK, LLC (“Credit 1UK”) and CLNC CREDIT 1EU, LLC (“Credit 1EU”, together with NT-I, NT-II, Credit 1, Credit 2 and Credit 1UK, collectively, “Seller”), CREDIT RE OPERATING COMPANY, LLC (“Guarantor”) amends (i) that certain Second Amended and Restated Master Repurchase and Securities Contract Agreement, dated April 23, 2019, by and between Buyer and Seller (as the same has been or may be further amended, modified and/or restated from time to time, the “Repurchase Agreement”), (ii) that certain Second Amended and Restated Fee Letter, dated April 23, 2019, by and between Buyer and Seller (as the same has been or may be further amended, modified and/or restated from time to time, the “Fee Letter”) and (iii) the other Transaction Documents as provided herein.
RECITALS
WHEREAS, the parties hereto desire to make certain amendments to the Repurchase Agreement, the Fee Letter and the other Transaction Documents as provided herein.
NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:
1.Amendment to the Repurchase Agreement.
(a)    The definition of “Facility Termination Date” in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:
“Facility Termination Date” shall mean April 20, 2020, as the same may be extended in accordance with Section 9(a) of this Agreement.
(b)    The definition of “Annual Fee” in Section 2 of the Repurchase Agreement is hereby deleted in its entirety.
(c)    Section 3(r) of the Repurchase Agreement is hereby amended and restated in its entirety as follows:
“If any of the events described in Section 3(k), Section 3(n), Section 3(o) or Section 3(p) result in Buyer’s election to use the LIBOR Alternate Rate or EURIBOR Alternate Rate, or Buyer’s request for additional amounts, then Seller shall have the option to notify Buyer in writing of its intent to terminate all of the Transactions, terminate this Agreement and repurchase all of the Purchased Assets without payment of any Exit Fee, Unused Fee or similar fee no later than five (5) Business Days after such notice is given to Buyer, and such repurchase by Seller shall be conducted pursuant to and in accordance with Section 3(h). The election by Seller to terminate the Transactions in accordance with this Section 3(r) shall not relieve Seller for liability with respect to any additional amounts or increased costs actually incurred by Buyer prior to the actual repurchase of the Purchased Assets.”

(d)    Section 9(a) of the Repurchase Agreement is hereby amended and restated in its entirety as follows:
“Seller shall have two successive options to extend the then current Facility Termination Date for a one (1) year period (each, an “Extension Term”) by written notice delivered to Buyer (i) with respect to the first such Extension, no later than thirty (30) days before April 20, 2020, and (ii) with respect to the second Extension, no later than thirty (30) days before April 20, 2021. Each such Extension Term shall be automatically effective without any further action by Buyer so long as (x) no Event of Default shall exist on the then current Facility Termination Date and (y) Seller shall have paid the Extension Fee to Buyer on or before the then current Facility Termination Date. Thereafter, no earlier than ninety (90) days and no later than thirty (30) days before the then applicable Facility Termination Date, Seller may annually request an extension of the then current Facility Termination Date for an additional Extension Term. Such requests may be approved or denied in Buyer’s sole discretion (on the same terms or such different terms as may be determined by Buyer at such time in its sole discretion), and in any case shall be approved only if (1) no Default, Event of Default or Margin Deficit shall exist on the date of Seller’s request to extend or on the then current Facility Termination Date, (1) all representations and warranties in this Agreement shall be true, correct, complete and accurate in all material respects as of the date of Seller’s request to extend and as of the then current Facility Termination Date (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer), and (1) Seller shall have paid the Extension Fee to Buyer in accordance with the Fee Letter.”
2.    Amendment to the Fee Letter.
(a)    The definition of “Annual Fee” in Section 1 of the Fee Letter is hereby deleted in its entirety.
(b)    Section 3 of the Fee Letter is hereby amended and restated in its entirety as follows:
“[Intentionally omitted.]”
3.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.
4.    Ratification and Authority.
(a)    Seller hereby represents and warrants that (i) Seller has the power and authority to enter into this Amendment and to perform its obligations under the Repurchase Agreement as amended hereby, the Fee Letter as amended hereby, and the other Transaction Documents, (ii) Seller has by proper action duly authorized the execution and delivery of this Amendment and (iii) this Amendment has been duly executed and delivered by Seller and constitutes Seller’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(b)    Seller hereby (i) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Repurchase Agreement, the Fee Letter and each of the other Transaction Documents, (ii) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms of the Repurchase Agreement as amended hereby, the Fee Letter as amended hereby and the other Transaction Documents, in each case, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (iii) represents, warrants and covenants that it is not in default under the Repurchase Agreement or any of the other Transaction Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against Seller’s obligations under the Repurchase Agreement or the other Transaction Documents.
(c)    Guarantor, by its signature below, hereby (i) unconditionally approves and consents to the execution by Seller of this Amendment and the modifications to the Transaction Documents effected thereby, (ii) unconditionally ratifies, confirms, renews, and reaffirms all of its obligations under the Guaranty, (iii) acknowledges and agrees that its obligations under the Guaranty remain in full force and effect, binding on and enforceable against it in accordance with its terms subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (iv) represents, warrants and covenants that it is not in default under the Guaranty beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against its obligations under the Guaranty. Guarantor hereby represents and warrants that it has the power and authority to enter into this Amendment and has by proper action duly authorized the execution and delivery of this Amendment by Guarantor.
5.    Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement, the Fee Letter, the Guaranty and the other Transaction Documents remain in full force and effect in accordance with their respective terms.
6.    References to Transaction Documents. All references to the Repurchase Agreement and the Fee Letter in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement and the Fee Letter, each as amended hereby, unless the context expressly requires otherwise.
7.    Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in their names as of the date first above written.
BUYER:
MORGAN STANLEY BANK, N.A.,
a national banking association

By:	/s/ Christopher Schmidt Name: Christopher Schmidt Title: Authorized Signatory

[Signatures continue on the next page]

SELLER:
MS LOAN NT-I, LLC, a Delaware limited liability company
By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President
MS LOAN NT-II, LLC, a Delaware limited liability company
By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President
CLNC CREDIT 1, LLC, a Delaware limited liability company
By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President
CLNC CREDIT 2, LLC, a Delaware limited liability company
By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President
CLNC CREDIT 1UK, LLC, a Delaware limited liability company
By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President
CLNC CREDIT 1EU, LLC, a Delaware limited liability company
By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

GUARANTOR:
CREDIT RE OPERATING COMPANY, LLC, a Delaware limited liability company
By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President